SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): February 5, 2006

THE TALBOTS, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	1-12552	41-1111318
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

One Talbots Drive, Hingham, Massachusetts	02043
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (781) 749-7600

              Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

INFORMATION TO BE INCLUDED IN THE REPORT

Explanatory Note:  This Form 8-K/A amends the Form 8-K filed by the Registrant on February 6, 2006 to include as Exhibit 2.1 the Agreement and Plan of Merger, by and among The Talbots, Inc., Jack Merger Sub, Inc. and The J. Jill Group, Inc., dated February 5, 2006.

Item 1.01  Entry into a Material Definitive Agreement

On February 5 ,2006, The Talbots, Inc. (the “Company”), The J. Jill Group, Inc., a Delaware corporation (“J. Jill”), and Jack Merger Sub, Inc., a Delaware corporation and a wholly owned direct subsidiary of the Company (“Merger Sub”), entered in to an Agreement and Plan of Merger (the “Merger Agreement”).  Pursuant to the Merger Agreement, the Company will acquire J. Jill in a taxable all-cash transaction for total equity consideration of approximately $517 million, net of option proceeds.  Pursuant to the terms of the Merger Agreement, Merger Sub will merge with and into J. Jill (the “Merger”), with J. Jill continuing as the surviving corporation, the effect of which is to make J. Jill a wholly owned subsidiary of the Company.  Stockholders of J. Jill will receive $24.05 in cash in exchange for each share of common stock of J. Jill.

Consummation of the Merger is subject to customary closing conditions, including approval by J. Jill’s stockholders, the absence of certain legal impediments to the consummation of the Merger and the expiration or termination of any required waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act of 1976, as amended.  The Merger Agreement contains certain termination rights and provides that, upon the termination of the Merger Agreement under specified circumstances, J. Jill will be required to pay the Company a termination fee of $18 million.

The Company’s Board of Directors the has unanimously approved the Merger Agreement.  The Merger Agreement contains customary representations, warranties and covenants made by the parties to each other.  J. Jill’s covenants include that (i) J. Jill will conduct its business in the ordinary course consistent with past practice during the period between the execution of the Merger Agreement and the effective time of the Merger, (ii) J. Jill will not engage in certain kinds of transactions during such period, (iii) J. Jill will not (A) solicit proposals relating to alternative business combination transactions or (B) subject to certain exceptions, enter into discussions concerning or provide confidential information in connection with alternative business combination transactions, (iv) J. Jill will cause a meeting of J. Jill’s stockholders to be held to consider the adoption of the Merger Agreement, and (v) subject to certain customary exceptions, the Board of Directors of J. Jill will recommend that J. Jill’s stockholders adopt the Merger Agreement and thereby approve the Merger.

The Merger Agreement also provides, upon consummation of the Merger, for the cash-out of any outstanding stock options under J. Jill’s stock option plans, in an amount per option share equal to the excess of $24.05 over the exercise price of each such option, multiplied by the amount of shares covered by each such option.

The foregoing description of the Merger Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Merger Agreement, a copy of which is filed as Exhibit 2.1 and is incorporated by reference.

Forward-Looking Statements

The statements, analyses and other information contained herein relating to the proposed acquisition and anticipated results, synergies, benefits, savings and future financial and operating performance and financial condition, with respect to each of the Company, J. Jill and the combined operations and businesses, and the contingencies and uncertainties to which the Company and J. Jill may be subject, as well as other statements and information including words such as “expect,” “anticipate,” “believe,” “plan,” “estimate,” “intend,” “will,” “should,” “may,” and other similar expressions or variations of such words or expressions, are “forward-looking statements” under The Private Securities Litigation Reform Act of 1995.  Such statements are made based on management’s current expectations, assumptions, estimates and projections and involve significant risks and uncertainty.  Actual results may differ materially.  All of such forward-looking statements are as of the date of this release only.  Management can give no assurance that such forward-looking information will prove to be correct and does not undertake to, and disclaims any obligation to, update or revise any such forward-looking statements to reflect actual results, changes in assumptions, estimates or projections, or other circumstances occurring after the date of this release, even if such results, changes or circumstances make it clear that any such projected or expected results or conditions will not be realized.

 The Company’s forward-looking statements involve substantial known and unknown risks and uncertainties as to future events which may or may not occur, including the risk that the acquisition will not be consummated, the risk that the business will not be successfully integrated, the risk that the cost savings and other synergies from the transaction may not be fully realized or may take longer to realize than expected, the risk that the acquisition will disrupt the Company’s or J. Jill’s core businesses, the effect of regulatory conditions, if any, imposed by regulatory agencies, transaction costs, the reaction of the Company’s and J. Jill’s customers and suppliers to the transaction, diversion of management time on merger-related issues, any different or increased negative trends in regular-price or markdown selling, effectiveness and profitability of new concepts, acceptance of the Company’s and J. Jill’s fashions, ability to anticipate and successfully respond to changing customer tastes and preferences and to produce the appropriate balance of merchandise offerings, ability to sell merchandise at regular prices as well as ability to successfully execute major sale events including the timing and levels of markdowns and appropriate balance of available markdown inventory, retail economic conditions including consumer spending and consumer confidence, and the impact of a continued promotional retail environment.  In each case, actual results may differ materially from such forward-looking information.

Certain other factors that may cause actual results to differ from such forward-looking statements are included in each company’s periodic reports filed with the Securities and Exchange Commission and available on each company’s website under investor relations matters and you are urged to carefully consider all such factors.

Non-GAAP Information

The references to pro forma retail and direct sales are used in the Company’s public communications because it may be helpful to investors to understand what the combined revenues of the Company and J. Jill could look like on a pro forma basis.  Pro forma retail and direct sales should not be considered as a measure of or substitute for financial performance under accounting principles generally accepted in the United States.  In fiscal 2005, Talbots had retail and direct sales of $1.54 billion and $265 million, respectively.

Item 9.01  Financial Statements and Exhibits.

d.    Exhibits.

2.1  Agreement and Plan of Merger, by and among The Talbots, Inc., Jack Merger Sub, Inc. and The J. Jill Group, Inc., dated February 5, 2006.

99.1 Joint press release of The Talbots, Inc. and The J. Jill Group, Inc., dated February 6, 2006.*

*Previously filed

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE TALBOTS, INC.

Dated: February 7, 2006	By:	/s/ Carol Gordon Stone
	Name:	Carol Gordon Stone
	Title:	Vice President, Corporate Controller

EXHIBIT INDEX

Exhibit No.	Description

2.1          Agreement and Plan of Merger, by and among The Talbots, Inc., Jack Merger Sub, Inc. and The J. Jill Group, Inc., dated February 5, 2006.

99.1        Joint press release of The Talbots, Inc. and The J. Jill Group, Inc., dated February 6, 2006.*

*Previously filed